SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (date of earliest event reported):        December 20, 2005
                                                   -----------------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-26396                   65-0538630
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(State or other jurisdiction          (Commission              (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


 8685 Northwest 53rd Terrace, Miami, Florida                      33166
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:          (305) 593-0770
                                                         -----------------------


                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


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     Item 8.01   Other Events
                 ------------

On December 20, 2005, the Company announced an independent inspector of election had certified that Management's nominees had been elected to all three Directorships voted upon at the Company's annual meeting on December 12, 2005. A copy of the press release is included with this Report as Exhibit 99.1.


     Item 9.01   Financial Statements and Exhibits
                 ---------------------------------

          (c) Exhibit 99.1. Press Release of Benihana Inc. dated December 20, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BENIHANA INC.



Dated: December 20, 2005                      By:  /s/ Michael R. Burris
                                              ----------------------------------
                                              Michael R. Burris
                                              Senior Vice President of
                                              Finance and Treasurer